Investor Day 2006 CEO Update David Weidman President and CEO

Chemical Products 2006 Revenue (est): $4.6 B 2006 Op. EBITDA (est): $0.85 B Acetate Products 2006 Revenue (est): $0.7 B 2006 Op. EBITDA (est): $0.14 B Technical Polymers Ticona 2006 Revenue (est): $0.9 B 2006 Op. EBITDA (est): $0.25 B Performance Products 2006 Revenue (est): $0.2 B 2006 Op. EBITDA (est): $0.07 B 2006 Revenue1 (est)= $6.7 Billion 2006 Operating EBITDA1 (est)= $1.2 Billion 2006 Adjusted EPS (est)= $2.70 - 2.80 Global #1 Producer2 Cash Generator, Global #1 Producer2 Global #1 Producer in Our Key Products2 Global #1 Producer in Our Key Products2 A Leading Global Chemical Company 1 Includes Other Operating Segment, with Revenue (est) of $0.3 B and Operating EBITDA of ($0.1 B) 2Source:Tecnon and SRI. (2005 estimates)

An Attractive Hybrid Business Model Commodity Chemicals Intermediate Products Balance of intermediate & specialty products Oil & Gas Consumer Products Motorola Toyota Sherwin-Williams Siemens Dow* Lyondell Methanex Rohm & Haas* ICI* Celanese Specialty Products Dow* Eastman* PPG* FMC* * Celanese internal peer group Exxon BP Shell

40% 35% 25% Balanced Global and End Market Positions Notes: Includes oxo alcohol and polyol derivative divestiture and pending APL acquisition End use breakdown based on 2006 est. external sales revenue Geographic breakdown based on 2005FY revenue to external customers by destination Other 11% Construction 8% Paints & Coatings 14% Automotive 9% Consumer / Medical Applications 11% Filter Media 14% Consumer and Industrial Adhesives 4% Textiles 6% Food and Beverage 5% Chemical Additives 6% Paper & Packaging 9% Performance Industrial Applications 3%

Execution...Growth...Value Phase I : Successful Transition - 2000 to 2006 Execute transformation strategy Growing value Phase II: Deliver Growth - 2007 to 2010 Build geographic lead: Increase presence in Asia Grow downstream specialties: Drive business specific opportunities Align organization: Better address growth opportunities Continue to create value in excess of the peer group

Focus and strengthen portfolio... 2000 to 2006 Portfolio Strategy Invest in specialty businesses Build strength in differentiated intermediates Extend the acetyl chain globally Reduce exposure to non-differentiated, more commodity businesses Divest non-core business lines Acquisitions Divestitures Divestitures Total Revenue Impact1 Air Products PVOH Oxo alcohols Vectran Acquisitions Clariant Emulsions Polyol derivatives Emulsion Powders $1.8 B Vinamul Trespaphan DH Actives Acetex Nylon Estech JV APL (pending) Acrylates Emulsions Greece Divestitures PBI COC ($1.8 B) Fuel Cells 1Data from the year in which the transaction occurred

Focus and strengthen portfolio % Revenue from Products Holding #1 or #2 Position % Revenue from Specialty Businesses 2006E1 2000 2000 2006 3rd Qtr 4th Qtr Specialty 1804 3376 90 20.4 Intermediate 1538 2452 34.6 31.6 Commodity 1614 327 Total Revenue $6.2 B Total Revenue $4.9 B 1Includes oxo alcohol and polyol derivative divestiture and pending APL acquisition 2~95% #1 or #2 with the planned 2007 closure of all Celanese methanol production 3Primarily methanol and formaldehyde revenue Non-differentiated Intermediates Specialty Products Differentiated Intermediates 2006E1,2 2000 Chemical Products Ticona Acetate Nutrinova ~70% Chemical Products Ticona Acetate Nutrinova ~95%

Productivity on the bottom line Relentless productivity improvements Total Employees; EBITDA 2000-20061 2000 2001 2002 2003 2004 2005 2006E EBITDA 533 431 517 555 801 1053 1215 Number of Employees 100 86.7 84 76.6 72.5 61.6 60.9 13.2 11.8 10.7 9.5 9.1 9.3 9.3 Celanese Operational Excellence 6-year track record of execution Continue capture of Celanese specific opportunities ~$80 million in additional CE specific savings in 2007 Ongoing productivity to more than offset inflation Continuing growth in existing assets Synergies to enable growth through future acquisitions 1Excludes oxo alcohol and polyol derivative divestiture and pending APL acquisition Note: EBITDA references are Operating EBITDA, as defined by the Company, unless otherwise noted

Significantly improved earnings profile since 2000 Based on Celanese estimates 1Excludes oxo alcohol and polyol derivative divestiture and pending APL acquisition All numbers are based on CE estimates Operating EBITDA Growth1 2000 - 2006E ($MM) 300-310 125-130 90-95 110-115 40-45 528 ~1,200 Baseline 2000 Volume Margin Increase in Earnings from Affiliates Portfolio Optimization Cost Reduction net of Inflation 2006E

0 YE 2000 YE 2001 YE 2002 YE 2003 YE 2004 YE 2005 Current Equity 0.971514271 0.936474345 1.107965322 2.017901907 2.538804386 3.177744918 3.935 Debt 1.518 1.0433 0.6196 0.4416 2.567 3.022 2.936 Enterprise value growth leads peer group Celanese Enterprise Value Growth 2000 - 2006YTD Debt and Market Capitalization ICI Eastman Dow PPG Rohm and Haas FMC Celanese East -0.051 0.006 0.006 0.016 0.019 0.068 0.183 CE: 18% CAGR Enterprise Value Growth 2000 - 2006YTD CAGR Market Capitalization Debt Track record of growing value $6.9 B $2.5 B Equity value as of December 8, 2006. Source: Thompson Financial; Company 10Ks

Execution...Growth...Value Phase I : Successful Transition - 2000 to 2006 Execute transformation strategy Growing Value Phase II: Deliver Growth - 2007 to 2010 Build geographic lead: Increase presence in Asia Grow downstream specialties: Drive business specific opportunities Align organization: Better address growth opportunities Continue to grow value in excess of the peer group

2007 - 2010: Celanese Earnings Growth Strategy Celanese 2010 Objective: $300 - $350 million in additional EBITDA growth Asia Revitalization Organic Balance Sheet Innovation Productivity improvements more than offset inflation Nanjing Complex Affiliates Acetate Emulsions Ticona - new products and applications Acetyls - continued greater than market growth in Acetic Acid and VAM Operational Excellence Evaluate capital structure opportunities Business Specific $300-$350 million EBITDA Growth

Asia: Enhancing Celanese's geographic lead *Based on Celanese 2005 consolidated net sales (does not include sales from equity and cost investments). Approximately 50% of earnings from the fastest growing region 2006E Regional Split Americas Europe Asia East 40 35 25 Europe Americas Asia ~30% Americas Europe Asia East 35 40 25 Europe Americas Asia 25% Americas Europe Asia East 25 25 50 2010E Regional Split Europe Americas Asia 45-55% Americas Europe Asia East 33 33 33 Europe Americas Asia 30-35% Revenue Revenue Earnings Earnings

Revitalization and acquisition: Acetate drives earnings growth 1 EBITDA as reported excluding special charges, Restructuring in Operations, Other charges. 2 JV dividends from cost investments 3Acquisition Pending Revitalization opportunities in other businesses 2004 2005 2006E 2007E 2008E Acetate Seg. EBITDA 100 108 121 152.2 156.7 JV Dividends 4 2 21 30 32 APL 20 40 $220 - 230MM >100% Earnings Growth Underway: Acetate Continue earnings growth through 2008/2009 Integrate Acetate Products Limited (APL) Initiated: Emulsions/PVOH Enhance customer and regional focus Reduce product complexity Drive significant productivity improvement through operational excellence Ongoing: Performance Products Support customer formulation development in new products Acetate Operating EBITDA Impact 2004 - 2008E 1 3 2

EBITDA profile increase by ? $100 MM by 2010 Application and Customer Innovation: Ticona to drive >2x GDP growth ~$250 MM 2006E EBITDA >$350 MM 2010 EBITDA Profile Drive >2x GDP Growth through 2010 Translation of existing polymers to new markets Continued Affiliate growth Innovation and new product development Polymer modifications Accelerating growth in non-automotive applications Increase automotive market share and pounds per vehicle Ticona Operating EBITDA Growth 2007-2010

Organic growth: Acetyls continued success 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E 2008E Acetic Acid 100 107.3442623 111.7377049 112.2819672 117.252459 118.4393443 128.1967213 131.7377049 143.8557377 160.0655738 177.1803279 190.295082 196.852459 VAM 100 112.3618197 106.5369898 120.2912415 116.0182823 103.4545068 116.0820578 120.8652211 132.1215986 137.329932 144.3452381 148.8095238 172.1938776 GDP 100 103.7 106.2925 109.5875675 113.9710702 115.6806363 117.7628877 120.9424857 125.7801851 130.0567114 134.8688097 139.3194804 144.0563428 VAM 100 112.3618197 106.5369898 120.2912415 116.0182823 103.4545068 116.0820578 120.8652211 132.1215986 145.3018707 160.2891156 Celanese Acetic Acid and Vinyl Acetate Normalized Growth1996-2008E Celanese Acetic Acid : 5.1% (6.3%1) Market Acetic Acid2: 4.6% Celanese VAM: 4.4% (5.3%1) Market VAM2: 3.5% 1996 - 2008E Global GDP3: 3.1% Favorable industry dynamics through 2009 Historical "market-plus" growth continues Commercial production from Nanjing begins in 2007 $600 - $700 million increased revenues from the Nanjing complex by 2010 >$500 million from Acetyls Translate vinyl-based emulsions success to growing Asian market 1Including the Acetex acquisition 2Source: Tecnon 3Source: CMAI Growth CAGR

Goal for 2007 and beyond: more than offset inflation Operational Excellence: more than offset inflation 2001 2002 2003 2004 2005 2006E 2007 Target Fixed cost reduction 49.2 93.7 72.6 81 116.2 77.1 78 Variable and energy improvement 8 33.6 52.9 58.6 115.7 96.8 72 75 75 75 75 75 75 Overall Company Productivity1 average fixed cost inflation $ millions (year-over-year cost savings) 1Does not include productivity from divested businesses

Celanese

Realigning the businesses to accelerate growth



Building Block
Differentiated Intermediates
Specialty Products
Raw Materials
Formaldehyde
Acetic Acid
Anhydride and esters
VAM
Engineered Plastics
Acetate
Nutrinova
Emulsions
Advanced Engineered Materials (AEM)
Acetyl Intermediates
Consumer and Industrial Specialties (CIS)
Legend
Chemicals
Ticona
Acetate
Nutrinova

19

Celanese

New organizational alignment

Celanese

2006 Pro-forma Revenue (est.) = $6.0 Billion[1,2]

Acetyl Intermediates

2006 Revenue (est):	$2.9 billion
2006 Op. EBITDA Margin (est.):	~23%[3]

Acetic Acid
Vinyl Acetate
Acetic Anhydride
Other Acetyl Derivatives
IBN Sina Affiliate

Oxo Alcohol Divestiture

2006 Revenue (est):	$0.7 billion
2006 Op. EBITDA Margin (est.):	~10%

Consumer and Industrial Specialties

2006 Revenue (est):	$2.2 billion
2006 Op. EBITDA Margin (est.):	~16%

Performance Products

Acetate and Affiliates

Industrial Specialties

Emulsions
PVOH
AT Plastics

Advanced Engineered Materials

2006 Revenue (est):	$0.9 billion
2006 Op. EBITDA Margin (est.):	~29%[3]

Ticona and Affiliates

Increased focus on each business' growth opportunities

[1] Includes oxo alcohol and polyol derivative divestiture and excludes pending APL acquisition
[2] Does not include Other Operating Segment and Intersegment eliminations
[3] Does not include the additional proportional EBITDA from equity affiliates

20

Celanese: Well positioned for growth Group Asia Revitalization Innovation Organic Balance Sheet Operational Excellence Consumer and Industrial Specialties X X X X Advanced Engineered Materials X X X X Acetyl Intermediates X X X Celanese Corporate X Primary Growth Focus Operating EBITDA EPS $300 - $350 million in additional EBITDA plus EPS potential by 2010

Consumer and Industrial Specialties Doug Madden President, Celanese Acetate, AT Plastics, Emulsions & PVOH

Oxo Alcohol Divestiture 2006 Revenue (est): $0.7 B 2006 Op. EBITDA Margin (est.): ~10% Consumer and Industrial Specialties 2006 Revenue (est): $2.2B 2006 Op. EBITDA Margin (est.): ~16% Advanced Engineered Materials 2006 Revenue (est): $0.9 B 2006 Op. EBITDA Margin(est.):~29%3 2006 Pro-forma Revenue (est.) = $6.0 Billion1,2 Consumer and Industrial Specialties Group Acetyl Intermediates 2006 Revenue (est): $2.9 B 2006 Op. EBITDA Margin (est.): ~23%3 Increased focus on each business' growth opportunities Emulsions PVOH AT Plastics 2006 Revenue (est): $1.3 B 2006 Op. EBITDA Margin (est.): ~10% Industrial Specialties 2006 Revenue (est): $0.7 B 2006 Op. EBITDA Margin (est.): ~22% Acetate and Affiliates 2006 Revenue (est): $0.2 B 2006 Op. EBITDA Margin (est): ~38% Performance Products 1Includes oxo alcohol and polyol derivative divestiture; excludes pending APL acquisition 2Does not include Other Operating Segment 3Does not include the additional proportional EBITDA from equity affiliates

Consumer and Industrial Specialties: A significant opportunity Consumer and Industrial Specialties background Proven track record of revitalization and growth in Acetate Growth and innovation opportunity in Industrial Specialties Successful life-cycle management in Nutrinova

Similar business dynamics and earnings growth opportunities Over 1/3 of total Celanese revenue All specialty derivatives of Acetyl Intermediates Businesses less sensitive to economic cycles Similar consumer / end use dynamics Stable cash generation Earnings growth through revitalization and innovation 2006E Pro-forma Revenue $6.0B1,2 Advanced Engineered Materials Acetate Performance Products Industrial Specialties Acetyl Intermediates 1Includes oxo alcohol and polyol derivative divestiture; excludes pending APL acquisition 2Does not include Other Operating Segment

Celanese

Aligned to deliver on unmet customer needs

	Key Trends	CIS Group	Competitive Differentiator
Paints, Coatings & Adhesives (Emulsions/PVOH)			
	▸ Strong growth in developing markets ▸ Low VOC requirements ▸ Continued growth in convenience items (non-wovens)	Industrial Specialties	Global footprint, Innovation
Food & Beverage (Nutrinova)			
	▸ Multiple reduced-sugar product offerings ▸ Blending of sweeteners and flavors to enhance taste	Performance Products	Product quality, manufacturing excellence
Filter Media (Acetate)			
	▸ Strong tobacco growth in Asia ▸ Increasing filter length and filter design	Acetate	Global footprint, low-cost manufacturing

Tailoring innovative solutions

5

Major Structural Changes to the Businesses 1999 2006 APL acquisition announced Divested Emulsion Powders Acquired Air Products PVOH Acquired Clariant Emulsions Launched Acetate Revitalization Completed China venture tow expansions Improved product portfolio Built the #1 global vinyl-based emulsions business Extended global reach Exited Acetate Filament Acquired Vinamul Commenced construction of Emulsion plants in China Acquired AT Plastics Revenue 1999: $1.1B Revenue 2006: $2.2B

Acetate: Revitalization continues to deliver earnings growth Timeframe 2002 2003 2004 2005 2006 2007 Restructuring/Repositioning China venture tow expansions Filament exit / site optimization Historical Modest cash generation Complete Complete Beyond 2007 Maximize cash generation Selective & sustainable growth China venture flake expansion APL Acquisition (pending) Integrate the business Capture synergies 2008 2009

Acetate Products Limited (APL): A strategic fit Broader customer mix and reach Brings Flake integration in Europe Adds film business Increases Acetyl internal consumption 1Assumes GBP= $1.87 Acquisition amount: $~110MM1, debt free, includes working capital 2005E revenue: ~$230MM1 EBITDA margin: high single digit - low double digit historically Significant synergies expected North America 2005 North America 2007E Europe 2005 Europe 2007E China Ventures 2005 to 2007E Flake 4 sites 2 sites 0 sites 1 site Expanded Tow 3 sites 2 sites 1 site 3 sites Expanded Specialty Film na. na. na. 1 site na. Filament 2 sites Fully exited na. na. na. Financial Impact Strategic Impact Improved Operations Footprint

Acetate: Uniquely positioned in Asia, particularly China Region with largest demand China represents 30% of global tow market Above average growth Tow growth projected at 2- 3% per year in China versus 1-2% in NA/EU Extending leadership All expansions on-stream early 2007 Evaluating next stage opportunities 2005 2006E 2007E 2008E East 2 21 30 32 Source: Celanese Estimates Tremendous growth in earnings and cash flow Dividends from China Ventures $MM

2004 2005 2006E 2007E 2008E Segment EBITDA 100 108 119 150 152 JV Dividends 4 2 21 30 32 APL 20 35 Acetate: Strong earnings growth continues $220 - $230 MM >100% improvement 2004 2008E Sales Revenue 700 650 220 1 2 1 EBITDA as reported excluding special charges, Restructuring in Operations, Other charges. 2 JV dividends from cost investments 3Acquisition Pending 3

Looking Ahead: Realizing the Potential Industrial specialties: building a premier franchise Positioned via Acquisition: $200 MM to $1,050 MM Invested, Developed, Became Leader # 1 vinyl emulsions producer New product introduction Optimized R&D centers Continuous improvement - selective revitalization opportunities Technology - Market Driven Innovation Globalizing -Translating VAE Success to Asia PVOH ('99) Clariant ('02) Vinamul ('05) Acquired business base Buffer 220 670 Company 220 450 380 Total 1050 Sales 2006E in MM$ Incremental EBITDA opportunity of ~$50MM

Optimize / revitalize Industrial Specialties for growth and productivity Marketplace Interface Operational Excellence 2007 2008 2009 Focus on Controllables Focus on Innovation Enhance customer focus Consolidate sites/ capability Reduce complexity Accelerate Six Sigma Capture productivity gains Consolidate operations Streamline supply chain Standardize processes, redesign workflows

Translating Vinyl Acetate success to Asia US Europe China Vinyls 0.954 0.472 0.244 100% acrylic 0.572 0.356 0.271 Styrene acrylics 0.274 0.472 0.186 Global Latex Emulsions Market1 Why China and Why Vinyls? Demand in China growing at >10% Diverse end-market segments Good value proposition versus competitive systems Meets low VOC requirements 1Excludes SBR, other minor latexes & powders Source: Kline Synthetic Latex Polymers Market Analysis Europe 2005, North America 2004 and China 2006 1.8 0.7 1.3

Translating Vinyl Acetate success to Asia VAE Case Study Global VAE Volume Celanese Advantages in VAE Formulation expertise Technological superiority Monomer integration Local production assets Celanese Nanjing VAE plant close to demand Well positioned to drive VAE growth in China 1 Kline Synthetic Latex Polymers Market Analysis Europe 2005, North America 2004 and China 2006 USA Europe China 2005 253 152 73 Celanese Share of Sales 70 80 ~50% ~25% kt 2010 projected Celanese China 1 2010 projected China

Stable earnings and cash flow from Performance Products (Nutrinova) Food ingredient business: High intensity sweetener (Sunett(r)) Food protection ingredients (Sorbates) Blends with flavors/other sweeteners drive penetration Leading global position with key customers: Coca Cola, Wrigley, Pepsi, Kraft, Cadbury (Adams / Schweppes) Beverages 0.74 Confections / Gums 0.15 Other 0.11 Beverages Confections/ Gums Other Sunett(r) End-Use Applications

Celanese

Consumer and Industrial Specialties

Delivering Sustainable Earnings Improvement



~$350 MM
2006E EBITDA
Success factors
Achieve ≥ $ 100mm in Earnings Growth
► Acetate – Revitalization, China growth and APL acquisition
► Emulsions/PVOH – Technology, substitution, growth regions
► Nutrinova – Grow volumes, formulation development
► Collectively – Attractive, Growing and Profitable
≥ $450 MM
2010 EBITDA Profile

EBITDA profile increases ≥$100 MM by 2010

16

Advanced Engineered Materials Lyndon Cole Executive Vice President & President Ticona

Celanese

New organizational alignment

Celanese

2006 Pro-forma Revenue (est.) = $6.0 Billion[1,2]

Acetyl Intermediates

2006 Revenue (est):	$2.9 B
2006 Op. EBITDA Margin (est.):	~23%[3]

Consumer and Industrial Specialties

2006 Revenue (est):	$2.2 B
2006 Op. EBITDA Margin (est.):	~16%

- Performance Products
- Acetate and Affiliates
- Industrial Specialties

Advanced Engineered Materials

2006 Revenue (est):	$0.9 B
2006 Op. EBITDA Margin (est.):	~29%[3]

Ticona and Affiliates

Oxo Alcohol Divestiture

2006 Revenue (est):	$0.7 B
2006 Op. EBITDA Margin (est.):	~10%

Increased focus on each business' growth opportunities

[1]Includes oxo alcohol and polyol derivative divestiture; excludes pending APL acquisition
[2]Does not include Other Operating Segment
[3]Does not include the additional proportional EBITDA from equity affiliates

2

Established track record for profitable growth Advanced Engineered Materials business model Growth expectations Advanced Engineered Materials is well positioned for continued growth

Five-year track record of earnings growth Substantial volume growth Regional growth through affiliates Cost reductions help to offset margin compression Portfolio optimization enhances earnings profile AEM Operating EBITDA1 2001 Volume Affiliates Margin Net of Cost Reduction and Currency Portfolio Optimization 2006E Ghost 0 52 182 222 222 0 Actuals 52 130 50 10 30 251 1 Data based on estimates

1999 2000 2001 2002 2003 2004 2005 9M 2006 Ost -6.7 -6.2 -12.7 -6.2 -0.5 0.5 -1.2 5.3 Substantial margin improvement relative to peer group Peer group: corresponding segments of BASF, DSM, DuPont, GE Plastics, Solvay Plastics Zero line reflects peers average - all figures restated - Ticona figures 2005 without special items and COC effects Excluding effects from Special Charges and other charges Normalized AEM and peers' EBIT Impact of affiliate dividends further enhances AEM performance

Established track record for profitable growth Advanced Engineered Materials business model Growth expectations Advanced Engineered Materials is well positioned for continued growth

96% 4 % Standard Polymers High Performance Polymers (HPP) Engineering Thermoplastics (ETP) Global High Performance Polymer and Engineering Thermoplastics 2006E: ~8 MM tons (2006E Growth = 6%) ABS, SAN, ASA: 4 % PE = 34 % PP = 19 % PET = 5 % PU = 6 % PVC = 17 % PS, EPS = 9 % others = 3 % Comprising: PA 6 & PA 66, PA 11 and PA 12, PC, POM, PBT, COPE, PET technical, PPE, COC & COP, UHMW-PE, PPS, LCP, High Performance Nylons, PEEK, PEI, PES & PSU, PTFE & other fluoropolymers Range of Products Performance € 100 / kg € 10 / kg € 3 / kg € 1 / kg Focus on High Performance Polymers and Thermoplastics

Celanese

Strong product portfolio

Product	#1 or #2	Transportation	Electrical & Electronics	Consumer & Appliance	Industrial	Medical
Hostaform® (Polyacetals)	🟢	X	X	X		X
GUR® (Ultra-high molecular weight PE)	🟢			X	X	X
Celanex® (Polyester Engineering Resins)	🟡	X	X	X		X
Vectra® (Liquid Crystal Polymer)	🟢	X	X			X
Celstran® (Long fiber reinforced thermoplastics)	🟢	X			X	
Fortron® (Polyphenylensulfide)	🟢	X	X		X	



Leading position in > 80 % of sales

8

Automotive E&E* Industrial Consumer Appliances Alternate Fabrication Medical Others 43 7 12 11 16 5 6 Revenue by end use market 2006E~ $920MM Transportation 47% Electrical & Electronics 8% Medical 5% Industrial 10% Alternate Fabrication 12% Consumer & Appliance 12% Other 6% Exposure to a broad range of end-use markets... ....many with growth in excess of global GDP

Fueling growth with non-automotive applications 2001 2002 2003 2004 2005 2006E Sales automotive 365 413 425 423 390 390 Sales non-automotive 323 381 425 440 461 485 Volume (tons) 100 110 120 150 200 250 Steady overall growth for AEM since 2001 6% total revenue CAGR Non-automotive growth is the key driver 8% CAGR in non- automotive sales since 2001 Increased diversity to end- use markets AEM Non-Automotive Revenue Growth 53% 47% CAGR: 8% % Non-Automotive Revenue

Supporting customer growth with global facilities 2006E Sales by Region Amerika Europa Asien/Pazifik Ost 24.6 25.8 49.7 Europe 25% America 25 % Asia/Pacific 50 % Note: Regional split refers to Ticona sales + Polyplastics sales

Continuous investment in our global franchises Core Investments Increased POM capacity at Kelsterbach and Bishop Doubled LCP capacity in Shelby Will build a new 20 kt GUR plant in China by 2008 Affiliate Investments Finalized POM capacity in Nantong Investing in the largest global PPS plant at Wilmington (Fortron Industries) 2001 2002 2003 2004 2005 2006E EBITDA 46 91 103 128 150 196 2001 2002 2003 2004 2005 2006E Equity earnings and affiliates 3 16 29 48 54 56 2 Does not include proportional EBITDA from affiliates Affiliate EBITDA Growth2 Ticona Core EBITDA Growth1 1 EBITDA as reported excluding equity earnings and dividends

Established track record for profitable growth Advanced Engineered Materials business model Growth expectations Advanced Engineered Materials is well positioned for continued growth

Innovation New product development Polymer modification New polymers for existing applications / replacing of competing substrates new Products Markets Translate existing polymers to new markets new Penetration into existing markets and end-users Regional growth Increasing market share and pounds per vehicle existing existing Regional Positioning Development Process AEM Employees Customer Relationship Comprehensive Approach to Growth

Global CAGR: 6.2% Europe NA Japan Asia without Japan Other Ost 3267 2445 985 3854 495 West Nord 2005: 8,100 kt 2010: 10,900 kt Source: Global Insight, May 2006; SRI Thermoplastics Outlook 2005; Top Right ETP 2005; CE estimates; AMI EU 2005; Freedonia ETP in NA 2006 Europe NA Japan Asia without Japan Other Ost 2467 1871 814 2515 318 West Nord Africa / Middle East Latin America Asia without Japan Japan Europe North America CAGR Minimum growth rate 0.06 0.06 0.07 0.02 0.03 0.04 0.062 Range 0.01 0.01 0.01 0.02 0.02 0.01 Asia Rest of World AEM 50% 50% Market 40% 60% 2005 Regional Exposure Well represented in fastest-growth region of the world

Development Processes: Foundation of Performance Business Technology Plan Sets 3-5 year objectives Innovation roadmap Six Sigma (DFSS/DMIAC/Lean) Tools to resolve critical issues / improve streamline process Gate Process Defines new product development process Identifies critical issues Reduce innovation cycle time Improve quality and marketability of products Minimize development risk Improve efficiency of development Processes add rigor to optimize and shorten development cycle

Accelerating growth with close customer relationships Key Drivers Growth Platforms Advanced Acetal Advanced High Temperature Resins Translation and application development - non automotive Continued automotive application innovation Development Pipeline since 2004 (Value of customer-driven projects in the pipeline) Pipeline value has increased 40% since 2004 Growth platforms initiated 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 Normalized Value 40% Increase

Safety Sensors enable Intelligent Transportation Systems Energy Efficiency LED in cars - less energy for more comfort and safety Fuel Efficiency Light weight - Award winning Celstran(r) Large Parts AEM products positioned to meet evolving market requirements Media resistance Low moisture absorption Heat distortion High impact strength Excellent creep strength Electrical and die- electrical behavior AEM product advantages Safety Active Safety Systems Intelligent Transportation Systems Environmental Energy Efficiency Fuel Efficiency Weight Reduction Automation, convenience Requirements

Automotive Volume Growth 2001 2002 2003 2004 2005 2006E Europe 44854 49381 50667 50974 57269 58020 NA 46122 49217 45129 43986 45109 43299 Asia 22209.75 26676.45 30145.05 33925.5 37838.7 42167.25 Asia1 Europe North America 1Including affiliates Polyplastics / excluding Kepco and Fortron Well positioned regionally and increasing penetration per vehicle Advanced Engineered Materials Advanced Engineered Materials type of resins in lbs per vehicle 2001 Highest Current 2010E 2006E

Accelerated growth in non- automotive applications Safety Medical Cookware Industrial Various Non-Automotive sensors, Lithium-Ion Batteries, Electric Shielding Applications Filters for Water filtration and Air pollution Performance Fibers for Ballistics, Protection, Engineering ropes "Hot-Spots" in the kitchen - Industrial and private cooling devices Dosage Systems, Tele-Medicine, Surgical devices, Sterile Packaging LED LED applications in Automotive, Residential, Public Areas

2005 2006E 2007E 2008E 2009E 2010E 2011E Global shipments in $ Mio. 4800 6600 7273 8015 8833 9734 10726 Incremental growth opportunity : LED Innovative applications for entire portfolio Use up to 90% less energy than current technologies Reduce carbon emission by ~200 MM tons 10x to 100x longer lifetime than traditional bulb technologies More reliable - no moving parts Less disposable waste materials Global LED shipments in $ MM 14% CAGR

Incremental growth opportunity: well positioned to capture global sensor growth 1995 2000 2005 2010E 2015E US 7.6 9.4 10.1 12.1 14.7 WE 8 10.4 11.3 13.8 16.1 Japan 6.6 7.9 8.7 10.5 11.7 Asia/Pacific 2.8 4.6 8.4 13.7 19.6 ROW 4 6.9 8.7 12.4 16.4 World Sensor Demand Process Management & Control Systems Home Electronics and Security Systems Robotics for Home and Industry Chemical Plant Management & Control Household Appliances & Electronics Consumer & Appliances Airline Industry Military 10% Asia and 6% global annual growth continues through 2010

EBITDA profile increase by ? $100 MM by 2010 ?2x GDP Growth through 2010 Achieve >2X GDP growth through: Innovation and new product development Translation of existing polymers to new markets Polymer modifications Current market penetration 2001 EBITDA ? $350 MM 2010 EBITDA Profile $52 MM 2006E EBITDA ~$250 MM

Opening markets with new applications and offerings 2010 and beyond: new offerings enable market growth greater than 2x GDP Expanding Products - New Offerings Expanding Functionality Expanding Opportunity Focus on Polymer Chemistry Improved melt strength Improved impact properties Toughness Improved chemical resistance Expanded processability Higher service temperatures Improved surface properties Large and small appliances Safety systems Portable water/irrigation Gears Transportation power systems Fuel systems

Forward Looking Statements, Reconciliation and Use of Non-GAAP Measures to U.S. GAAP

Acetyl Intermediates John O'Dwyer President, Acetyl Intermediates, Celanese Asia

Celanese

Acetyl Intermediates

Celanese

2006 Pro-forma Revenue (est.) = $6.0 Billion[1,2]

Acetyl Intermediates

2006 Revenue (est):	$2.9 B
2006 Op. EBITDA Margin (est.):	~23%[3]

Global #1 Producer[4]

Acetic Acid
Vinyl Acetate
Acetic Anhydride
Other Acetyl Derivatives
Ibn Sina Affiliate
Methanol (to be shut down in 2007)

Oxo Alcohol Divestiture

2006 Revenue (est):	$0.7 B
2006 Op. EBITDA Margin (est.):	~10%

Consumer and Industrial Specialties

2006 Revenue (est):	$2.2 B
2006 Op. EBITDA Margin (est.):	~16%

Advanced Engineered Materials

2006 Revenue (est):	$0.9 B
2006 Op. EBITDA Margin (est.):	~29%[3]

Performance Products

Acetate and Affiliates

Industrial Specialties

[1]Includes oxo alcohol and polyol derivative divestiture; excludes pending APL acquisition
[2]Does not include Other Operating Segment
[3]Does not include the additional proportional EBITDA from equity affiliates
[4]Source: Tecnon and SRI. (2005 estimates)

2

Acetyl Intermediates - An Enviable Franchise Differentiated intermediate business Continued strong industry dynamics Celanese advantages: significant and growing

Acetyl Intermediates - An Enviable Franchise Differentiated intermediate business Favorable industry structure remains Above GDP growth Continued strong industry dynamics Celanese advantages: significant and growing

Celanese is a leader in an advantaged industry

	Acetyls vs.	Ethylene	Advantage
Cost Curve	► Steep cost curve ► CE capital efficiency	► Relatively flat within a region	► Acetyls
Industry Structure	► Attractive ▪ Top 2: >50% of global market[1]	► Fragmented ▪ Top 2: ~15% of global market	► Acetyls
Technology	► Top technology not licensed	► Readily available	► Acetyls
Asset Location	► Close to customer	► Feedstock dependent	► Acetyls
New Capacity	► Good outlook through at least 2009	► Overcapacity by 2008	► Acetyls

Acetyls: differentiated and less cyclical versus mainstream commodities

[1]Source: Tecnon 2006

5

Favorable industry structure Global Leader GDP+ growth Top 4 suppliers own >50% of the global capacity1 VAM Celanese Nanjing BP Sopo Lyondell Eastman Daicel Other 2006 25 6 23 6 5 3 3 29 Global Leader GDP+ 1-2% growth Well structured Industry Top 2 suppliers own >50% of the global capacity1 Acetic Acid Celanese Nanjing Dairen Dow Sinopec Millennium DuPont BP Gohsei Showa Kuraray Others 2006 1570 225 650 495 440 386 336 300 200 175 150 1173 Celanese: Integrated leader in Acetyls 1Source: Tecnon 2006

1Source: CMAI, 1996-2008 average 2Includes Acetex and Nanjing volume 3Source: Tecnon 3Q 2006 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E 2008E VAM 100 112.3618197 106.5369898 120.2912415 116.0182823 103.4545068 116.0820578 120.8652211 132.1215986 145.3018707 159.4387755 162.627551 186.0119048 GDP 3.4 3.7 2.5 3.1 4 1.5 1.8 2.7 4 3.4 3.7 3.3 3.4 VAM 100 112.3618197 106.5369898 120.2912415 116.0182823 103.4545068 116.0820578 120.8652211 132.1215986 145.3018707 160.2891156 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E 2008E Acetic Acid 100 107.3442623 111.7377049 112.2819672 117.252459 118.4393443 128.1967213 131.7377049 143.8557377 160.0655738 177.1803279 190.295082 207.0163934 GDP 3.4 3.7 2.5 3.1 4 1.5 1.8 2.7 4 3.4 3.7 3.3 3.4 VAM 100 112.3618197 106.5369898 120.2912415 116.0182823 103.4545068 116.0820578 120.8652211 132.1215986 145.3018707 160.2891156 Celanese VAM Indexed Growth 1996-2008E Celanese Acetic Acid Indexed Growth 1996-2008E Market growth in excess of global GDP- Celanese growth in excess of the market Global GDP1: 3.1% Celanese Acetic Acid Growth CAGR: 6.3%2 Excluding Acetex acquisition: 5.1% Market Acetic Acid Growth CAGR3: 4.6% Celanese VAM Growth CAGR: 5.3%2 Excluding Acetex acquisition: 4.4% Market VAM Growth CAGR3: 3.5%

Acetyl Intermediates - An Enviable Franchise Differentiated intermediate business Continued strong industry dynamics Increased demand Supply follows demand improvements Celanese advantages: significant and growing

High utilization rates continue through 2009 2004 2005 2006E 2007E 2008E 2009E Low Cost 7104 7356 7940 8608 9017 9303 1Based on effective capacity at 90% of nameplate (Celanese estimate) Source: Available Public Data Capacity Utilization1(Nov, 2006): 91% 93% 92% 91% 91% 92% Acetic Acid Supply-Demand Balance

Celanese

Project delays continue to allow increasing demand to absorb new supply

Company	Capacity	Original Date	CE Investor Day 2005 Comments	CE Investor Day 2006 Updates
Fanavaran	150KT	Start 2005	Rumored to have started commissioning	Commercial Production in July, 2006
Wujing	200KT	Start 2005	No sign of construction	Construction under way; Pending Litigation; Startup expected Mid-2007
SOPO	150KT	Start 2005	Completed, explosion 3 days later	Operational in 1Q 2006; expansion in July, 2006
BP/FPC	300KT	Early 2005	December 2005	Commercial Production in 2Q 2006
BP/Yaraco	150KT	Early 2005	Operational mid-2005	Commercial Production mid-2005
Lunan	200KT	June 2005	Now commercializing	Commercial Production in 1Q 2006
Daqing	200KT	Late 2006	NA	Expected Mid-2007; replaces high cost capacity
BP/Sinopec	500KT	Start 2008	Construction not yet begun	Construction not yet begun; Expected mid-2009
Sipchem	425KT	Start 2008	Website states Q3 2008	Construction not yet begun; Pending Litigation; Expected mid-2009
Hualu Hengsheng	200KT	2009	Expected Late 2009	Expected Late 2009

10

Unmatched operating cost advantage - Nanjing widens the advantage Source: Celanese estimates, available public data 2009E Acetic Acid Cost Curve based on Effective Capacity (kt) 0 2,000 4,000 6,000 8,000 10,000 12,000 By-prod AO Plus(tm)/Leading Competition Conventional MeOH /CO High Cost Supply Pampa (under review) Celanese technology

Significant PTA growth: a key factor in driving >GDP acetic acid market growth North America South America West Europe East Europe Middle East & Africa Northeast Asia South & South East Asia China 1990 2725 110 990 0 70 3240 300 555 1991 2805 110 1150 0 70 4130 355 680 1992 2910 110 1230 0 70 4440 455 780 1993 2920 110 1250 0 70 4845 455 780 1994 3245 110 1250 0 70 4950 675 780 1995 3470 110 1295 0 70 5960 950 880 1996 3540 110 1435 0 70 6700 1610 1165 1997 3895 220 1520 0 70 7950 2850 1455 1998 4535 230 1950 0 70 8810 4060 1520 1999 4625 230 2265 0 170 9150 4720 1630 2000 4660 230 2345 0 420 9250 5165 1915 2001 4695 230 2380 0 420 9552 5285 2265 2002 4695 230 2495 0 420 9930 5465 2420 2003 4865 230 2755 0 420 11010 5720 3945 2004 5195 230 2870 0 420 11245 5795 4495 2005 5195 230 2945 20 680 11650 5943 5850 2006E 5195 230 2945 200 1120 11815 7615 7020 2007E 5275 230 2945 230 1370 12135 8190 11725 2008E 5355 790 3745 230 1370 12160 8990 15030 2009E 5355 980 4495 230 1670 12160 8990 19710 2010E 5355 980 4495 230 1970 12160 8990 19710 2011 5355 980 4495 230 1970 12160 8990 20710 2012 5355 980 4495 230 1970 12160 8990 20710 Thousand Tons North America South America West Europe East Europe ME & Africa Northeast Asia China 11% CAGR through 2010 Source: Tecnon OrbiChem, 2006 PTA Capacity Growth South/Southeast Asia

Strong VAM market fundamentals continue through 2009 2004 2005 2006E 2007E 2008E 2009E Effective Capacity 4883.3 5119.24 5483.02 5508.4 5691.7 5945.5 Demand 4784 4947 5115 5289 5469 5654 1Based on effective capacity at 94% of nameplate Source: Available Public Data Celanese Nanjing 300 kta Capacity Utilization1: 98% 97% 93% 96% 95% 95% Sipchem Saudi 300 kta Vinyl Acetate Supply-Demand Balance

Asia ~ 450 kta Significant opportunity for incremental VAM growth in Asia Vinyl Styrene-Acrylic Straight Acrylic Urethane Alkyd US 0.46 0.08 0.26 0.04 0.16 Vinyl Styrene-Acrylic Straight Acrylic Urethane Alkyd Other Europe 0.2 0.25 0.19 0.05 0.3 0.01 US ~ 650 kta Europe ~ 750 kta Use of VAM-based architectural coatings in Asia is lagging the consumption trend in the rest of the world. Translate existing technology to the fast-growing Asian market Source: SRI Consulting, Kline Consulting Vinyl Styrene-Acrylic 100% Acrylics Urethane Alkyd Other Asia 0.11 0.44 0.21 0.1 0.12 0.01

Acetyl Intermediates - An Enviable Franchise Differentiated intermediate business Continued strong industry dynamics Celanese advantages: significant and growing Structural changes Unsurpassed technology Earnings stability Significant organic growth

Acetex Acquisition Recent structural changes have further increased Acetyl business focus 2000 2006 Acrylates Divestiture Oxo Alchohol / Polyol Derivatives Divestiture Closure of Clear Lake Methanol Start-up of Singapore Acetic Acid Closure of Final Acetaldehyde Based Acetic Acid Unit Advantaged Ethylene Contract Advantaged Methanol Contract Closure of Bishop Methanol Ensure industry-leading conversion costs Improve geographic footprint Upgrade the portfolio Improve feedstock/raw material advantage Ongoing Portfolio Adjustment Themes

Acetic Acid VAM Anhydride Acetate Esters Other Derivatives Methanol Ost 850 980 176 302 229 252 The result: A strong acetyl intermediate portfolio Focused on core products with world class strength: Acetic Acid, Vinyl Acetate and Downstream Derivatives Reduced product line by 49 (current = 48) with oxo alcohol and polyol derivative divestiture Integrated businesses with synergies beyond raw materials Reduced volatility of earnings - not a conventional "commodity chemicals" business Acetic Acid VAM Anhydride Acetate Esters Other Derivatives Methanol Polyols Oxo Alcohols Acrylates Ost 270 745 122 325 256 140 222 275 455 2006E Revenue = $2.9B1 2000 Revenue = $2.9B 2Methanol production ceases in 2007 2 1Includes oxo alcohol and polyol derivative divestiture Specialty Products Differentiated Intermediates

Nanjing: advantaged operating costs and capital efficiency Source: External benchmarking, Celanese analysis. 1Raw material pricing based on prevailing regional costs; Celanese estimates 2 Middle East capital costs based on estimates to build similar facility in the Middle East Variable Costs Fixed Costs Freight /Duty/ Distribution CE Estimates of Acetic Acid Manufacturing Costs1 (CIF China) Indexed: China Average Costs = 100% 0 50 100 150 200 North America Middle East Nanjing Indexed: China Average Costs = 100% 0 50 100 150 200 Middle East 2 Nanjing CE Estimates of Acetic Acid Capital Costs Percent (%) Percent (%)

Continued improvement to our technology position AO Plus(tm) - Acetic Acid Intellectual Property 647 patents currently in effect globally, additional 530 applications Actively protecting technology Commercial Status AO Plus implemented at the Acetex Pardies site Nanjing Acetic Acid plant on track for 2007 Vantage Plus(tm) - VAM Intellectual Property Significant operating efficiency expected 563 patents in effect globally, additional 248 applications Commercial Status Vantage Plus technology successful at Cangrejera Global implementation planned

Earnings stability from structural improvements and market conditions Q104 - Q306 Basic Chemical Earnings2 Q104 - Q306 Ethylene Pricing ($US/ton)1 Q104 - Q306 Methanol Pricing ($US/ton)1 Southern Methanol contract Advantaged European methanol Significant captive product consumption Producer-type ethylene economics Ibn Sina dividends Global purchasing power Coal-based CO in Nanjing Asia Average West Europe North America 1Source: CMAI 2Indicates earnings of the businesses as reported. Not a pro forma for Acetyl Intermediates Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Earnings 108 91 148 150 226 191 201 197 208 206 234 400.00 600.00 800.00 1,000.00 1,200.00 1,400.00 1,600.00 Jan-2004 Apr-2004 Jul-2004 Oct-2004 Jan-2005 Apr-2005 Jul-2005 Oct-2005 Jan-2006 Apr-2006 Jul-2006 200 250 300 350 400 Jan-2004 Apr-2004 Jul-2004 Oct-2004 Jan-2005 Apr-2005 Jul-2005 Oct-2005 Jan-2006 Apr-2006 Jul-2006

Singapore Acid = 600 VAM = 210 AMERICAS EUROPE ASIA Acetic Acid 1,490 440 1,200 VAM 725 635 510 Frankfurt VAM = 285 Tarragona VAM = 200 Bay City VAM = 300 Clear Lake Acid = 1,200 VAM = 310 Cangrejera VAM = 115 Anhydride = 90 France Acid = 440 VAM = 150 Anhydride = 30 Under consideration Nanjing Acid = 600 VAM = 300 Anhydride = 100 New Locations Pampa Acid = 290 Anhydride = 145 All values shown in kt per year Earnings stability and growth from regional diversity

M e r c h a n t S a l e s Emulsions 2H 2007 Acetic Acid (AO+(tm)) Mid-2007 Methanol Coal based CO Ethylene Vinyl Acetate (VAntage Plus(tm)) 2008 GUR 2H 2008 (potential) Acetic Anhydride 2H 2008 Acetyls Intermediates: >$500 million of incremental revenues by 2010 ~37% 100% ~90% ~10% 100% 20% ~43% 100% >$500MM incremental revenue for Acetyl Intermediates >$100MM in incremental EBITDA from the Nanjing complex

Acetyl Intermediates - An Enviable Franchise Differentiated intermediate business Continued strong industry dynamics Celanese advantages: significant and growing Result: An enhanced global Acetyls leadership position driven by technology, optionality, and incremental growth Less volatile, more stable earnings with upside potential through 2009

Global Operational Excellence Integral Part of Celanese Value Proposition Jim Alder VP Operations and Technical

Global Operational Excellence Operational Excellence Culture: Recent developments Nanjing Competitive Advantages: Update

Strong track record of execution versus peer group 2001 2002 2003 2004 East 250 400 470 760 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Publicly available data, excluding Special Charges and Adjustments 2005 2006 YTD 2003 2004 East 100 230 470 760 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 EBITDA Margin Improvement vs. Peers Dow Eastman ICI Added R&H FMC PPG ICI R & H FMC PPG New Peer Group Removed Solutia Rhodia Lyondell DSM Methanex Dow Eastman Solutia Rhodia Lyondell Millennium DSM Methanex Initial Peer Group EBITDA Margin vs. Initial Peer Group EBITDA Margin vs. Current Peer Group

Growth and productivity are now engrained in the Celanese culture 2001 2002 2003 2004 2005 2006 2007 East West North Manufacturing Productivity Productivity Beyond Manufacturing Growth No longer just projects or initiatives Manufacturing Beyond Mfg. Six Sigma Maintenance Excellence Mfg. Digitization Energy Excellence One SAP Mfg. Work Practices Division SG&A Redesigns Shared Services Redesigns Purchasing & Pricing Finance Redesign Convergence

Improving safety and environmental performance with commitment to get better 2004 2005 2006 YTD 4th Qtr East 1.06 0.74 0.46 20.4 West 0.5 0.5 31.6 North 0.49 0.19 0.1 43.9 0.1 0.1 Energy Waste Air Emissions Spills / Releases Injury Rate East 20 25 30 75 70 West North Best-in-class safety performance 2010 Goals Environmental improvements (vs. 2001) Spills and releases: - >70% Waste generation: - 32% Energy efficiency: - 26% Greenhouse gas emissions: - >30% Platform for sustainable development

2000 2001 2002 2003 2004 2005 2006 YTD 97 97.51 97.8 98.4 98.6 98.2 98.4 West 98 98 98 98 98 98 98 2000 2001 2002 2003 2004 2005 2006 YTD 2.56 2.37 1.97 1.68 1.62 1.7 1.7 West 1.5 1.45 1.4 1.4 1.4 1.4 1.45 North 45.9 46.9 45 43.9 1H 2003 2H 2003 1H 2004 2H 2004 1H 2005 2H 2005 1H 2006 92.3 86.6 83 83.7 81.2 78.5 74 West 1.5 1.45 1.4 1.4 1.4 1.4 Breadth and depth in manufacturing productivity improvement 2000 2000 2001 2001 2002 2002 2003 2003 2004 2004 2005 2005 2006 2006 2006 YTD Total Headcount 12459 12156 11972 100 11394 11371 10985 86.7 9755 10024 9990 84 9391 9360 9084 76.6 8676 8552 8463 72.5 8223 7981 7743 61.6 60.9 7743 61.6 7362 7180 6980 59.79 ~ 40% reduction vs. 2000 26% usage reduction vs. 20011 best-in-class Near best-in-class1 best-in-class Sustained best-in-class1 1 Data for Chemicals and Ticona Divisions Investor Day 2005 Investor Day 2005 Investor Day 2005 Investor Day 2005

Will sustain high productivity in 2007 while meeting specific IPO commitment Track record of productivity with fixed cost reduction slightly more than inflation 2001 2002 2003 2004 2005 2006E 2007 Target Fixed cost reduction 49.2 93.7 72.6 81 116.2 77.1 78 Variable and energy improvement 8 33.6 52.9 58.6 115.7 96.8 72 75 75 75 75 75 75 Specific IPO commitment 2005 2006E 2007 Target 2004 East 0 180 335 760 West 180 155 80 31.6 North 45.9 46.9 45 43.9 Overall Company Productivity* SG&A Purchasing Acquisitions & synergies Vinamul and Acetex Methanol sourcing average fixed cost inflation * Does not include productivity from divested businesses $ millions (year-over-year cost savings)

Realization of synergies enhance acquisitions Building capabilities to acquire businesses and increase value Synergies 2X initial estimates (3-5% sales) Captured 60 % in 2005 / 2006 AO+ implementation in Pardies provides most of remainder SG&A Other Manufacturing & Technical Logistics Achieved high end of 6-8% range presented at 2005 Investor Day Platform for growth through future acquisitions

East 15.9 7.7 7.9 8.5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Platform for growth in existing assets Track record of "no / low capital" expansions 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 272 272 308 308 336 381 400 408 410 420 490 530 535 578 580 580 580 635 767 834 896 975 1035 1130 1250 1250 1250 1250 "No / low capital" expansions Other Celanese products* * Per year capacity increase for 1, 2 or 4 years between 2003 & 2006, requiring no or low capital (very small % of replacement value) East 6.3 8 7.9 8.5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 "No / low capital" expansions Clear Lake Acetic Acid, 1979 - 2006

Acetic Acid Unit Utilities / Tank Farm Emulsions Complex Acetic Anhydride Unit GUR Unit (potential) Flare Warehouse Vinyl Acetate Monomer Unit Administration & Maintenance Nanjing: Lowest cost acetyls complex in the world Integrated complex Leading technologies Advantaged feedstock Highly capital efficient EHS excellence Integrated IP protection New announcement / confirmation since Investor Day 2005 Platform for growth in Asia

Nanjing: Highly integrated complex with leading Celanese technologies M e r c h a n t S a l e s Methanol Coal based CO Ethylene Acetic Anhydride 2H 2008 ~37% 100% ~90% ~10% 100% 20% ~43% 100% Emulsions 2H 2007 Acetic Acid (AO+(tm)) Mid-2007 GUR 2H 2008 (potential) Vinyl Acetate (VAntage Plus(tm)) 2008 Projected $600 - $700 million in incremental sales by 2010

Coal gasification in China: low cost and reliable Nanjing: Advantaged feedstock position with coal-based CO Coal Gasification Low Cost Significant cost advantage > 25% advantage versus natural gas (typical alternative feedstock) Synergies from CO and methanol co-production Reliable ~50% of the 55 coal gasification units in the world are in China Redundant critical systems enhance reliability 1 From William Preston presentation at Gasification Technologies Council in 2001 Coal - water slurry 1

Leveraged technology and design improvements plus low cost in China Nanjing: Lowest capital acetyls complex in the world For comparison 600 kta 210 kta 210 kta 600 kta Acetic Acid Unit Vinyl Acetate Unit For comparison 1Actual cost escalated to 2006$ at 3% / year 2Actual cost escalated to 2007$ at 3% / year 2 1 USGC Singapore 600 kta Nanjing actual Relative capital cost % USGC Singapore 300 kta Nanjing projected Relative capital cost %

Nanjing: Committed to achieving excellence in EHS Safety Integrating Celanese standards and culture No lost time injury to-date (> 3 million man-hours) Environmental US or China standards, whichever greater whichever greater whichever greater whichever greater whichever greater whichever greater whichever greater whichever greater whichever greater

Nanjing: Integrated approach to protecting our IP in China Design, Engineering, & Construction Process design developed outside China Selected equipment purchase outside China Security check on key contractor personnel Operation Including Information Control Separation of jobs, limited rotation Selected critical lab analyses in Singapore Biometric access to IP sensitive areas Hiring Policy & Practices Criteria includes company specific background Employment contracts with IP language 3-5 year bonding of critical employees Litigation Track Record 100% success rate > $100 million recovery (5 lawsuits) 3 others pending litigation Biometrics Critical Equipment & Design What is IP?

Global Operational Excellence is an integral part of Celanese value proposition 6-year track record vs. peers Engrained performance culture Well positioned to reach top quartile Ongoing productivity Continuing growth in existing assets Synergies to enable future acquisitions Rapid growth in Nanjing Goal to reach top quartile by 2010: Requires 120 bps annual improvement versus peer group Operating EBITDA Margin vs. Peers -2.2 -1.2 0.1 3.7 -3.0 -2.0 -1.0 0.0 1.0 2.0 3.0 4.0 5.0 2004 2005 Q3 / YTD Top Quartile Dow Eastman ICI R & H FMC PPG Peer Group

Building a Case for Value John J. Gallagher III Executive Vice President & Chief Financial Officer

Agenda 2006 Update Oxo Alcohol/polyol derivatives divestiture Ownership and Governance Changes Full-year Guidance Case for Improved Value Creation Strong Underlying Results Value of the Affiliates Efficient use of cash Performance Relative to Peer Group

Oxo-alcohol and polyol derivatives businesses divestiture

Oxo-alcohol Divestiture Details - 2006E

	Celanese Assets			E-Oxo Joint Venture (50%-50%) with Degussa	
Location	Oberhausen	Bay City	Bishop	Oberhausen	Marl
Oxo-alcohols and Esters		X		X	X
Polyols	X		X		
Olefin Derivatives	X	X			X
Sales ($MM)	~$720			~$700	
EBITDA ($MM)	~$70 (~$78 including $8MM impact from E-Oxo JV)			~$30	
Net Income ($MM)	~$45 (includes impact from E-Oxo JV)			~$16 (CE portion ~$8MM)	
Employees	1,100			180	

Estimated sale price of €480 million (~$630 million[1,2])

[1]Net proceeds of ~$450-475MM after charges (60% e-oxo charges, 30% taxes and pensions, 10% personnel and other costs)

[2]Based on exchange rate of $1.32/€ as of December 11, 2006

3

Private Equity Other East 0.15 0.85 Private Equity Other East 0.6 0.4 Broader ownership position and independent governance Average Daily Volume1 1,333,000 Value of float3 $3.1B 11 board members, 6 independent Majority independent governance Current December 12, 2005 Average Daily Volume1 385,000 Value of float2 $1.1B 11 board members, 4 independent Majority Blackstone board governance Source: SEC filings 1 90-day trailing average volume 2 Based on CE close as of December 12, 2005 3 Based on CE close as of December 8, 2006

(in $ MM) 3rd Qtr 2006 9 months ended 9/30/06 Sales $1,685 up 10% $5,000 up 11% Adjusted EPS $0.79 $2.23 Operating EBITDA1 $322 up 28% $936 up 17% Continued strength in 2006 FY 2006 Guidance Adjusted EPS guidance remains at $2.70 to $2.80/share Full-year 2006 at high end of original estimates Easing raw material costs Ticona volume growth in Europe Continued strong global demand for acetyl products Pro-forma including Oxo alcohol divestiture: $2.45 to $2.55/share YTD 2006 1Does not include ~$75MM YTD of proportional EBITDA from equity affiliates

Agenda 2006 Update Oxo Alcohol/polyol derivatives divestiture Ownership and Governance Changes Full-year Guidance Case for Improved Value Creation Strong Underlying Results Value of the Affiliates Efficient use of cash Performance Relative to Peer Group

Strong underlying results continue into 2007 Advanced Engineered Materials: Increase applications and volume Consumer and Industrial Specialties: Earnings growth from: Continued Acetate restructuring and APL acquisition impact Revitalization and growth for Industrial Specialties Acetyls: Strong supply-demand profile, above market growth continues Productivity: Successes continue to more than offset inflation 2000 2001 2002 2003 2004 2005 2006E 2007E Cash Flow 528 431 517 555 801 1053 1140 1225 75 Operating EBITDA 15% CAGR Adjusted EPS: $2.45 - $2.55 2006 Pro-forma Adjusted EPS: $2.60 - $2.90 Operating EBITDA: $1,140 - $1,200 million 2007 Outlook1 Pro-forma impact of oxo alcohol and polyol derivative divestiture 1Includes oxo alcohol and polyol derivative divestiture

2006E Additional Proportional EBITDA($MM) $5 $10 $40 $20 $75 $215 Affiliates continue to deliver value Equity Affiliates Affiliate Celanese Ownership Celanese Group 2006E Equity Earnings ($MM) Fortron Industries 50% AEM $15 Korean Eng. Plastics 50% AEM $15 Polyplastics 45% AEM $25 Infraserv <50% Acetyl Intermediates $10 TOTAL1 $65 Cost Affiliates Affiliate Celanese Ownership Celanese Group 2006E Cash Dividends ($MM) Ibn Sina 25% Acetyl Intermediates $55 Acetate China Affiliates 30-31% CIS $20 TOTAL $75 2006E Recognized Operating EBITDA1 = $140MM 1Includes impact from E-Oxo JV divestiture (2006 E of $10MM in reported and $20 in proportional equity earnings from E-Oxo) Total EBITDA from Affiliates

Celanese

Strong cash flow generation continues

2006E ($MM)	
Operating Cash Flow	~$700
Capital Expenditures	~($250)
Free Cash Flow	~$450

2007E[1] ($MM)	
Operating Cash Flow	~$680
Capital Expenditures	~($280)
Free Cash Flow	~$400

Investing Activities ($MM)	
CAG Squeeze out:	~($80)
Pending APL acquisition:	~($110)
Oxo alcohol divestiture (net):	~$450-$475
Total	**~$260-$285**

[1]Includes oxo alcohol and polyol derivative divestiture and pending APL acquisition

9

Efficient use of cash Invest in our business to fuel growth and increase our technology advantages Continue to look for bolt-on accretive acquisitions Evaluate capital structure opportunities De-leverage balance sheet Return to shareholders

Continue to invest in growth and innovation AEM: Customer-driven new polymers and applications CIS: Market-driven innovation and enhanced customer focus Acetyl Intermediates: Product-driven innovation to expand Acetyl use Productivity: Process- driven technology improvements 2000-2004 avg. 2005 2006E 2007E Future MOB, EHS 93 98 94 89 90 95 Revenue increase / Cost reduction 119 115 156 191 110 105 Range 50 50 Revenue Increase, Cost Reduction Maintanence, EHS Depreciation and Amortization 2006 - 2007 increase driven by Nanjing complex 1 Excludes Fraport expenditures. Includes oxo alcohol and polyol derivative divestiture; does not include impact from APL acquisition Capital Expenditures Innovation Range

Celanese

Continue to look for bolt-on acquisitions; leverage strong integration skills

Pending APL Acquisition

Financial Impact

- Acquisition cost: $~110mm[1], debt free, includes working capital
- 2005E revenue: ~$230mm[1]
- EBITDA margin: high single digit - low double digit historically

Strategic Impact

- Broader customer mix and reach
- Brings Flake integration in Europe
- Adds film business
- Increases Acetyl internal consumption

- Leverage our skills and capabilities to acquire businesses, successfully integrate and increase value
- Identify and capture synergies
  - Example: Vinamul and Acetex acquisitions captured synergies totaling 8% of revenue[2]

[1]Assumes GBP= $1.87

[2]Based on total revenue at the time of the acquisition

12

Celanese reached an agreement with Frankfurt airport operator (Fraport) Fraport will compensate Celanese to relocate Ticona's Kelsterbach site Transaction subject to Fraport's AGM approval and tax neutral treatment Allows for adequate time to relocate by mid-2011 with no disruption to Ticona's business No significant implications on Celanese's debt covenants/indentures Year Amount 2006 € 20 million 2008 € 200 million 2009 € 200 million 2010 € 130 million 2011 € 100 million Total € 650 million Frankfurt Airport Settlement

Senior Credit Facility Senior Subordinated Notes Discount Notes Other East 1613 964 409 463 Evaluate Capital Structure Opportunities Restricted Payments ~$360M Restricted Payments ~$520M Weighted Avg. Cost of Debt 8.2% Outstanding Shares2 158.6 MM Basic 12.0 MM Preferred 2006 Dividend Payment $0.16 / share 1 Debt and equity information based on 3Q 2006 actuals 2 Does not include option grants Equity1 Debt1 2006 Total Debt - $3,449 MM $MM Permitted Acquisitions $500M Restricted Payments ~$65M

Consistent performance with peer group; valuation still trails Global Presence % sales in Asia 2005 ROTC1 2007E P/E Multiple2 Rohm and Haas 15% 12% 14.7 PPG 15% 15% 12.7 ICI 24% 10% 14.2 Average Average Average Average 13.9 Celanese 25% 16% 8.5 FMC 13% 13% 11.5 Dow 11% 19% 9.8 Eastman 13% 17% 13.2 Average 11.5 Peer Comparison Limited Significant Source: Company 10K's, Celanese analysis 1Source Value Line: Return on Total Capital ((Net Income + 1/2 long-term interest)/ (shareholder equity plus total debt)) 22007 EPS estimates per Thompson financial. Stock price as of December 8, 2006. Top Quartile

P/E Top Half Peer Group P/E Bottom Half Peer Group Celanese Competitive Average 14 11.6 Celanese 7.3 Valuing Celanese Stock Price based on Celanese 2007 EPS $2.60 - 2.90 Majority independent board of directors Strong operating performance continues Strategic value of affiliates Efficient use of shareholder cash to drive incremental value P/E Multiple (based on 2007E P/E)1 1Source: Thompson Financial 2 As of December 8, 2006 $30-33 $36 - 40 Significant shareholder value upside exists for Celanese Current Share price: $22.992

Appendix

2007 Guidance 2006 Pro forma Adjusted EPS $2.45 to $2.55 Adjusted EPS $2.60 to $2.90 Operating EBITDA $1,140 to $1,200 million Cash Taxes $180 - 200 million Capital Expenditure / Depreciation and Amortization Approximately $280 million Net cash interest expense $170-$190 million Estimated Tax Rate for Adjusted EPS of 28%

Reg G: Reconciliation of Diluted Adjusted EPS 19

Reg G: Reconciliation of Net Debt 20

Reg G: Reconciliation of Other Charges and Other Adjustments 21

Reg G: Reconciliation of Operating EBITDA 22

Reg G: Reconciliation of 2000 to 2005 Operating EBITDA

Peer comparison ranking Global Positioning 35-40% Exposure to one region Equal Exposure to the main regions Greater than 60% exposure to one region >50-60% exposure to one region >40-50% exposure to one region